INCOME TAXES (Schedule of Reconciliation of Effective Income Tax Rate and Federal Statutory Rate) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Reconciliation of effective income tax rate and the federal statutory rate
Federal tax (benefit) at statutory rate	$ (8,680)	$ (10,026)	$ (7,133)
State tax (benefit)/expense, net of federal income tax benefit		628	(360)
Stock compensation expense	$ 508	745	574
Effect of differences in foreign tax rates	(2,723)	7,772	(28,969)
FIN48 Tax reserve	$ (7,433)	$ 618	(2,025)
Effect of tax rate changes on deferred taxes			2,407
Change in deferred tax valuation allowance	$ 13,161	$ 1,824	38,234
Tax credits		(535)	(552)
Other	$ 1,005	592	175
Total	$ (4,162)	$ 1,618	$ 2,351